Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Third Quarter 2016 Earnings

Net Income up 20.9%

Stamford, CT – November 3, 2016 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net income of $22.0 million, or $1.46 per diluted share, for the three months ended September 30, 2016 compared to $18.2 million, or $1.23 per diluted share, for the comparable period in 2015. Operating earnings were $21.1 million, or $1.40 per diluted share, for the three months ended September 30, 2016 compared to $20.3 million, or $1.37 per diluted share, for the comparable period in 2015.

For the nine months ended September 30, 2016, our Company reported Net income of $61.1 million, or $4.08 per diluted share, compared to $63.3 million, or $4.29 per diluted share, for the comparable period in 2015. Operating earnings were $53.5 million, or $3.57 per diluted share, for the nine months ended September 30, 2016 compared to $60.7 million, or $4.11 per diluted share, for the comparable period in 2015.

Gross written premiums and Net written premiums for the three months ended September 30, 2016 were $374.9 million and $277.0 million, respectively, increasing 5.9% and 9.9% from the comparable period in 2015.

Gross written premiums and Net written premiums for the nine months ended September 30, 2016 were $1.2 billion and $0.9 billion, respectively, increasing 6.3% and 13.0% from the comparable period in 2015.

The combined ratio for the three and nine months ended September 30, 2016 was 95.6% and 96.7%, respectively, compared to 93.4% and 93.0% for the comparable periods in 2015.

Stan Galanski, President and Chief Executive Officer, commented, “We are very pleased with our third quarter results. It is our 15th consecutive quarter of profitable underwriting results with net income up 20.9% from third quarter 2015 and a healthy combined ratio of 95.6%.  Our investment portfolio performed well, with net investment income up 14.4% over third quarter 2015. Premium growth remained strong, with net written premium up nearly 10% for the quarter. Encouragingly, non-commission operating expenses were about flat with the third quarter of 2015, reflecting our efforts to control operating costs. Book value per share increased to $82.71 and was up nearly 9% from year end.”

Stockholders’ equity was $1.2 billion, or $82.71 per share, as of September 30, 2016 compared to $1.1 billion, or $75.96 per share, as of December 31, 2015.

On November 3, 2016, the Board of Directors declared a quarterly cash dividend of $0.09 per share of Common stock to be paid on December 29, 2016 to stockholders of record at the close of business on November 18, 2016.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

November 3, 2016

Net investment income for the three and nine months ended September 30, 2016 was $19.9 million and $59.3 million, respectively, increases of 14.4% and 18.2% as compared to the same periods in 2015. The annualized pre-tax investment yield, excluding Net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.5% and 2.6% for the three and nine months ended September 30, 2016, compared to 2.5% and 2.4%, respectively, for the comparable periods in 2015.

Our Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an average effective duration of 3.9 years as of September 30, 2016.  As of September 30, 2016, Net unrealized gains within our investment portfolio were $106.1 million, an increase of $68.8 million compared to December 31, 2015.

We recognized $1.6 million of Net realized gains (losses) for the three months ended September 30, 2016, compared to ($0.8) million of Net realized losses for the same period in 2015.  For the nine months ended September 30, 2016, we recognized $5.0 million of Net realized gains, compared to $8.8 million for the same period in 2015.

Other income (loss) for the three months ended September 30, 2016 was ($0.2) million of loss, compared to ($2.5) million of loss for the same period in 2015.  For the nine months ended September 30, 2016 Other income (loss) was $6.8 million of income, compared to ($4.6) million of loss for the same period in 2015.  Other income (loss) primarily consists of realized and unrealized foreign exchange gains and losses.

Our Company will hold a conference call on Friday, November 4, 2016 starting at 8:30 a.m. (EST) to discuss the 2016 third quarter results.  The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/ok7hgnmv

Net operating earnings, comprised of  Net income excluding After-tax net realized gains (losses), After-tax net other-than-temporary impairment losses recognized in earnings, and After-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies.  We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd's. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
Results of Operations	2016	2015	Change	2016	2015	Change

Gross written premiums	$374,930	$354,062	5.9%	$1,201,372	$1,129,993	6.3%
Net written premiums	277,001	251,939	9.9%	903,356	799,141	13.0%

Revenues:
Net earned premiums	$284,010	$254,082	11.8%	$816,360	$732,542	11.4%
Net investment income	19,875	17,371	14.4%	59,344	50,219	18.2%
Net realized gains (losses):
Total other-than-temporary impairment losses	23	(1,298)	NM	(248)	(1,747)	(85.8%)
Portion of loss recognized in other comprehensive income (before tax)	(23)	23	NM	98	49	100.2%
Net other-than-temporary impairment losses recognized in earnings	-	(1,275)	NM	(150)	(1,698)	(91.2%)
Other realized gains (losses)	1,586	518	NM	5,143	10,453	(50.8%)
Net realized gains (losses)	1,586	(757)	NM	4,993	8,755	(43.0%)
Other income (loss)	(183)	(2,518)	(92.7%)	6,796	(4,638)	NM
Total revenues	$305,288	$268,178	13.8%	$887,493	$786,878	12.8%

Expenses:
Net losses and loss adjustment expenses	172,793	146,546	17.9%	492,955	418,717	17.7%
Commission expenses	42,611	34,253	24.4%	120,891	98,638	22.6%
Other operating expenses	56,137	56,599	(0.8%)	176,020	164,297	7.1%
Interest expense	3,859	3,856	0.1%	11,575	11,567	0.1%
Total expenses	$275,400	$241,254	14.2%	$801,441	$693,219	15.6%

Income before income taxes	29,888	26,924	11.0%	86,052	93,659	(8.1%)

Income tax expense (benefit)	7,875	8,723	(9.7%)	24,917	30,345	(17.9%)

Net income (loss)	$22,013	$18,201	20.9%	$61,135	$63,314	(3.4%)

Per Share Data

Net income per common share:
Basic	$1.51	$1.26	19.7%	$4.21	$4.40	-4.4%
Diluted	$1.46	$1.23	18.9%	$4.08	$4.29	-4.9%

Average common shares outstanding:
Basic	14,557,376	14,411,927		14,528,917	14,384,291
Diluted	15,070,422	14,811,095		14,998,385	14,767,949

Underwriting Ratios
Loss Ratio	60.8%	57.7%		60.4%	57.2%
Expense Ratio	34.8%	35.7%		36.3%	35.8%
Combined Ratio	95.6%	93.4%		96.7%	93.0%

Balance Sheet Data	September 30,	June 30,		September 30,	December 31,
	2016	2016		2016	2015
Stockholders' equity	$1,204,281	$1,181,558	1.9%	$1,204,281	$1,096,148	9.9%
Book value per share	$82.71	$81.24	1.8%	$82.71	$75.96	8.9%

NM- Percentage change not meaningful

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME TO NET OPERATING EARNINGS

($ in thousands, except per share data)

	Three Months Ended September 30, 2016			Three Months Ended September 30, 2015			% Change
	Pre-Tax	Tax	After Tax	Pre-Tax	Tax	After Tax	QTD
Net income	$29,888	$(7,875)	$22,013	$26,924	$(8,723)	$18,201	20.9%
Adjustments to Net income:
Realized losses (gains)	(1,586)	555	(1,031)	757	(265)	492	NM
FX losses (gains)	227	(80)	147	2,451	(858)	1,593	(90.8%)
Net operating earnings	$28,529	$(7,400)	$21,129	$30,132	$(9,846)	$20,286	4.2%

Net operating earnings per common share:
Basic			$1.45			$1.41
Diluted			$1.40			$1.37

	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015			% Change
	Pre-Tax	Tax	After Tax	Pre-Tax	Tax	After Tax	YTD
Net income	$86,052	$(24,917)	$61,135	$93,659	$(30,345)	$63,314	(3.4%)
Adjustments to Net income:
Realized losses (gains)	(4,993)	1,747	(3,246)	(8,755)	3,064	(5,691)	(43.0%)
FX losses (gains)	(6,679)	2,337	(4,342)	4,754	(1,664)	3,090	NM
Net operating earnings	$74,380	$(20,833)	$53,547	$89,658	$(28,945)	$60,713	(11.8%)

Net operating earnings per common share:
Basic			$3.69			$4.22
Diluted			$3.57			$4.11

NM - Percentage change not meaningful

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

amounts in thousands, except share and per share amounts.
	September 30,	December 31,
	2016	2015
ASSETS
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2016: $2,591,050; 2015: $2,400,245)	$2,660,417	$2,414,210
Equity securities, available-for-sale, at fair value (cost: 2016: $305,906; 2015: $281,943)	342,677	305,271
Other invested assets	2,021	—
Short-term investments, at fair value (amortized cost: 2016: $134,273; 2015: $217,743)	134,273	217,745
Total investments	$3,139,388	$2,937,226

Cash	147,515	69,901
Premiums receivable	320,429	276,616
Prepaid reinsurance premiums	222,891	232,588
Reinsurance recoverable on paid losses	73,331	49,506
Reinsurance recoverable on unpaid losses and loss adjustment expenses	787,917	809,518
Deferred policy acquisition costs	116,295	91,983
Accrued investment income	16,840	16,001
Goodwill and other intangible assets	6,568	6,807
Current income tax receivable, net	15,879	22,323
Deferred income tax, net	—	3,900
Other assets	50,343	67,643
Total assets	$4,897,396	$4,584,012

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,268,127	$2,202,644
Unearned premiums	897,975	820,676
Reinsurance balances payable	123,702	107,411
Senior notes	263,690	263,580
Deferred income tax, net	8,703	—
Payable for investments purchased	42,783	1,495
Accounts payable and other liabilities	88,135	92,058
Total liabilities	$3,693,115	$3,487,864

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	$—	$—

Common stock, $.10 par value, authorized 50,000,000 shares, issued 18,070,815 shares for 2016 and 17,942,269 shares for 2015	1,806	1,793
Additional paid-in capital	368,860	357,829
Treasury stock, at cost (3,511,380 shares for 2016 and 2015)	(155,801)	(155,801)
Retained earnings	927,239	868,723
Accumulated other comprehensive income	62,177	23,604
Total stockholders' equity	$1,204,281	$1,096,148
Total liabilities and stockholders' equity	$4,897,396	$4,584,012

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended September 30, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$234,647	$104,484	$35,799	$—	$374,930
Ceded written premiums	(61,359)	(35,194)	(1,376)	—	(97,929)
Net written premiums	173,288	69,290	34,423	—	277,001

Net earned premiums	$161,722	$79,761	$42,527	$—	$284,010
Net losses and LAE	(106,320)	(45,043)	(21,430)	—	(172,793)
Commission expenses	(18,630)	(15,348)	(8,951)	318	(42,611)
Other operating expenses	(31,517)	(20,183)	(4,437)	—	(56,137)
Other underwriting income (expense)	240	—	122	(318)	44

Underwriting profit (loss)	$5,495	$(813)	$7,831	$—	$12,513

Net investment income				19,875	19,875
Net realized gains (losses)				1,586	1,586
Interest expense				(3,859)	(3,859)
Other income (loss)				(227)	(227)
Income before income taxes	$5,495	$(813)	$7,831	$17,375	$29,888
Income tax (expense) benefit				(7,875)	(7,875)
Net income (loss)					$22,013

Losses and LAE ratio	65.7%	56.5%	50.4%		60.8%
Commission expense ratio	11.5%	19.2%	21.0%		15.0%
Other operating expense ratio (2)	19.4%	25.3%	10.2%		19.8%
Combined ratio	96.6%	101.0%	81.6%		95.6%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended September 30, 2015
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$218,783	$98,788	$36,491	$—	$354,062
Ceded written premiums	(63,753)	(37,804)	(566)	—	(102,123)
Net written premiums	155,030	60,984	35,925	—	251,939

Net earned premiums	$142,409	$68,533	$43,140	$—	$254,082
Net losses and LAE	(85,140)	(39,182)	(22,224)	—	(146,546)
Commission expenses	(15,157)	(12,780)	(7,705)	1,389	(34,253)
Other operating expenses	(32,948)	(19,937)	(3,714)	—	(56,599)
Other underwriting income (expense)	1,013	—	395	(1,389)	19

Underwriting profit (loss)	$10,177	$(3,366)	$9,892	$—	$16,703

Net investment income				17,371	17,371
Net realized gains (losses)				(757)	(757)
Interest expense				(3,856)	(3,856)
Other income (loss)				(2,537)	(2,537)
Income before income taxes	$10,177	$(3,366)	$9,892	$10,221	$26,924
Income tax (expense) benefit				(8,723)	(8,723)
Net income (loss)					$18,201

Losses and LAE ratio	59.8%	57.2%	51.5%		57.7%
Commission expense ratio	10.6%	18.6%	17.9%		13.5%
Other operating expense ratio (2)	22.5%	29.1%	7.7%		22.2%
Combined ratio	92.9%	104.9%	77.1%		93.4%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Nine Months Ended September 30, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$689,218	$384,367	$127,787	$—	$1,201,372
Ceded written premiums	(178,474)	(112,075)	(7,467)	—	(298,016)
Net written premiums	510,744	272,292	120,320	—	903,356

Net earned premiums	$462,446	$235,602	$118,312	$—	$816,360
Net losses and LAE	(291,260)	(133,519)	(68,176)	—	(492,955)
Commission expenses	(50,379)	(47,524)	(24,188)	1,200	(120,891)
Other operating expenses	(96,848)	(64,997)	(14,175)	—	(176,020)
Other underwriting income (expense)	943	—	374	(1,200)	117

Underwriting profit (loss)	$24,902	$(10,438)	$12,147	$—	$26,611

Net investment income				59,344	59,344
Net realized gains (losses)				4,993	4,993
Interest expense				(11,575)	(11,575)
Other income (loss)				6,679	6,679
Income (loss) before income taxes	$24,902	$(10,438)	$12,147	$59,441	$86,052
Income tax (expense) benefit				(24,917)	(24,917)
Net income (loss)					$61,135

Losses and LAE ratio	63.0%	56.7%	57.6%		60.4%
Commission expense ratio	10.9%	20.2%	20.4%		14.8%
Other operating expense ratio (2)	20.7%	27.5%	11.7%		21.5%
Combined ratio	94.6%	104.4%	89.7%		96.7%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Nine Months Ended September 30, 2015
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$658,097	$330,005	$141,891	$—	$1,129,993
Ceded written premiums	(211,365)	(113,681)	(5,806)	—	(330,852)
Net written premiums	446,732	216,324	136,085	—	799,141

Net earned premiums	$410,804	$197,244	$124,494	$—	$732,542
Net losses and LAE	(247,094)	(101,236)	(70,387)	—	(418,717)
Commission expenses	(41,777)	(35,491)	(23,042)	1,672	(98,638)
Other operating expenses	(98,010)	(54,312)	(11,975)	—	(164,297)
Other underwriting income (expense)	1,330	—	441	(1,672)	99

Underwriting profit (loss)	$25,253	$6,205	$19,531	$—	$50,989

Net investment income				50,219	50,219
Net realized gains (losses)				8,755	8,755
Interest expense				(11,567)	(11,567)
Other income (loss)				(4,737)	(4,737)
Income (loss) before income taxes	$25,253	$6,205	$19,531	$42,670	$93,659
Income tax (expense) benefit				(30,345)	(30,345)
Net income (loss)					$63,314

Losses and LAE ratio	60.1%	51.3%	56.5%		57.2%
Commission expense ratio	10.2%	18.0%	18.5%		13.5%
Other operating expense ratio (2)	23.6%	27.6%	9.3%		22.3%
Combined ratio	93.9%	96.9%	84.3%		93.0%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Three Months Ended September 30, 2016				Three Months Ended September 30, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$40,271	$161,600	$32,776	$234,647	$35,529	$154,009	$29,245	$218,783	7.3%
Ceded written premiums	(17,636)	(36,011)	(7,712)	(61,359)	(13,865)	(34,902)	(14,986)	(63,753)	(3.8%)
Net written premiums	22,635	125,589	25,064	173,288	21,664	119,107	14,259	155,030	11.8%

Net earned premiums	$25,465	$115,971	$20,286	$161,722	$24,292	$104,473	$13,644	$142,409	13.6%
Net losses and LAE	(14,974)	(74,129)	(17,217)	(106,320)	(7,349)	(69,054)	(8,737)	(85,140)	24.9%
Commission expenses	(2,117)	(13,664)	(2,849)	(18,630)	(2,412)	(11,711)	(1,034)	(15,157)	22.9%
Other operating expenses	(6,767)	(19,997)	(4,753)	(31,517)	(6,754)	(20,581)	(5,613)	(32,948)	(4.3%)
Other underwriting income (expense)	126	104	10	240	214	735	64	1,013	(76.3%)

Underwriting profit (loss)	$1,733	$8,285	$(4,523)	$5,495	$7,991	$3,862	$(1,676)	$10,177	(46.0%)

Losses and LAE ratio	58.8%	63.9%	84.9%	65.7%	30.3%	66.1%	64.0%	59.8%
Commission expense ratio	8.3%	11.8%	14.0%	11.5%	9.9%	11.2%	7.6%	10.6%
Other operating expense ratio (1)	26.1%	17.2%	23.4%	19.4%	26.9%	19.0%	40.7%	22.5%
Combined ratio	93.2%	92.9%	122.3%	96.6%	67.1%	96.3%	112.3%	92.9%

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

November 3, 2016

 THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	Int'l Insurance
	Three Months Ended September 30, 2016				Three Months Ended September 30, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$38,453	$38,077	$27,954	$104,484	$41,002	$37,449	$20,337	$98,788	5.8%
Ceded written premiums	(12,631)	(15,331)	(7,232)	(35,194)	(10,985)	(20,034)	(6,785)	(37,804)	(6.9%)
Net written premiums	25,822	22,746	20,722	69,290	30,017	17,415	13,552	60,984	13.6%

Net earned premiums	$34,794	$25,584	$19,383	$79,761	$36,792	$16,879	$14,862	$68,533	16.4%
Net losses and LAE	(17,289)	(16,080)	(11,674)	(45,043)	(23,002)	(8,051)	(8,129)	(39,182)	15.0%
Commission expenses	(8,358)	(3,502)	(3,488)	(15,348)	(8,227)	(2,779)	(1,774)	(12,780)	20.1%
Other operating expenses	(7,654)	(7,913)	(4,616)	(20,183)	(8,233)	(6,604)	(5,100)	(19,937)	1.2%
Other underwriting income (expense)	—	—	—	—	—	—	—	—	NM

Underwriting profit (loss)	$1,493	$(1,911)	$(395)	$(813)	$(2,670)	$(555)	$(141)	$(3,366)	(75.8%)

Losses and LAE ratio	49.7%	62.8%	60.2%	56.5%	62.5%	47.7%	54.7%	57.2%
Commission expense ratio	24.0%	13.7%	18.0%	19.2%	22.4%	16.5%	11.9%	18.6%
Other operating expense ratio (1)	22.0%	31.0%	23.8%	25.3%	22.4%	39.1%	34.4%	29.1%
Combined ratio	95.7%	107.5%	102.0%	101.0%	107.3%	103.3%	101.0%	104.9%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Nine Months Ended September 30, 2016				Nine Months Ended September 30, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$129,621	$471,532	$88,065	$689,218	$118,167	$458,371	$81,559	$658,097	4.7%
Ceded written premiums	(53,823)	(103,286)	(21,365)	(178,474)	(45,177)	(123,765)	(42,423)	(211,365)	(15.6%)
Net written premiums	75,798	368,246	66,700	510,744	72,990	334,606	39,136	446,732	14.3%

Net earned premiums	$73,636	$335,342	$53,468	$462,446	$74,193	$291,648	$44,963	$410,804	12.6%
Net losses and LAE	(35,448)	(217,898)	(37,914)	(291,260)	(28,952)	(194,910)	(23,232)	(247,094)	17.9%
Commission expenses	(5,775)	(38,337)	(6,267)	(50,379)	(8,873)	(29,018)	(3,886)	(41,777)	20.6%
Other operating expenses	(20,956)	(61,568)	(14,324)	(96,848)	(20,129)	(60,976)	(16,905)	(98,010)	(1.2%)
Other underwriting income (expense)	357	550	36	943	389	876	65	1,330	(29.1%)

Underwriting profit (loss)	$11,814	$18,089	$(5,001)	$24,902	$16,628	$7,620	$1,005	$25,253	(1.4%)

Losses and LAE ratio	48.1%	65.0%	70.9%	63.0%	39.0%	66.8%	51.7%	60.1%
Commission expense ratio	7.8%	11.4%	11.7%	10.9%	12.0%	9.9%	8.6%	10.2%
Other operating expense ratio (1)	28.1%	18.2%	26.8%	20.7%	26.6%	20.7%	37.5%	23.6%
Combined ratio	84.0%	94.6%	109.4%	94.6%	77.6%	97.4%	97.8%	93.9%

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

November 3, 2016

 THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	Int'l Insurance
	Nine Months Ended September 30, 2016				Nine Months Ended September 30, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$151,548	$145,125	$87,694	$384,367	$149,844	$112,014	$68,147	$330,005	16.5%
Ceded written premiums	(33,274)	(57,025)	(21,776)	(112,075)	(30,933)	(60,676)	(22,072)	(113,681)	(1.4%)
Net written premiums	118,274	88,100	65,918	272,292	118,911	51,338	46,075	216,324	25.9%

Net earned premiums	$109,746	$70,608	$55,248	$235,602	$114,716	$43,112	$39,416	$197,244	19.4%
Net losses and LAE	(54,398)	(49,174)	(29,947)	(133,519)	(63,945)	(17,015)	(20,276)	(101,236)	31.9%
Commission expenses	(26,124)	(11,427)	(9,973)	(47,524)	(26,912)	(3,961)	(4,618)	(35,491)	33.9%
Other operating expenses	(24,794)	(25,686)	(14,517)	(64,997)	(21,677)	(18,754)	(13,881)	(54,312)	19.7%
Other underwriting income (expense)	—	—	—	—	—	—	—	—	NM

Underwriting profit (loss)	$4,430	$(15,679)	$811	$(10,438)	$2,182	$3,382	$641	$6,205	NM

Losses and LAE ratio	49.6%	69.6%	54.2%	56.7%	55.7%	39.5%	51.4%	51.3%
Commission expense ratio	23.8%	16.2%	18.1%	20.2%	23.5%	9.2%	11.7%	18.0%
Other operating expense ratio (1)	22.6%	36.4%	26.2%	27.5%	18.9%	43.5%	35.3%	27.6%
Combined ratio	96.0%	122.2%	98.5%	104.4%	98.1%	92.2%	98.4%	96.9%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

	For the Three Months Ended September 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2016	2015	2016	2015
US Insurance:
Loss and LAE payments	$81,461	$67,327	50.4%	47.3%
Change in reserves	24,859	17,813	15.3%	12.5%
Net incurred loss and LAE	$106,320	$85,140	65.7%	59.8%

Int'l Insurance:
Loss and LAE payments	$43,848	$29,306	55.0%	42.8%
Change in reserves	1,195	9,876	1.5%	14.4%
Net incurred loss and LAE	$45,043	$39,182	56.5%	57.2%

GlobalRe:
Loss and LAE payments	$20,770	$16,899	48.8%	39.2%
Change in reserves	660	5,325	1.6%	12.3%
Net incurred loss and LAE	$21,430	$22,224	50.4%	51.5%

Total
Loss and LAE payments	$146,079	$113,532	51.4%	44.7%
Change in reserves	26,714	33,014	9.4%	13.0%
Net incurred loss and LAE	$172,793	$146,546	60.8%	57.7%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	September 30,	September 30,	September 30,	September 30,
Favorable / (Unfavorable) Development	2016	2015	2016	2015
US Insurance	$(4,903)	$7,057	-1.7%	2.8%
Int'l Insurance	2,860	2,794	1.0%	1.1%
GlobalRe	3,074	4,264	1.1%	1.7%
Total	$1,031	$14,115	0.4%	5.6%

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

	For the Nine Months Ended September 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2016	2015	2016	2015
US Insurance:
Loss and LAE payments	$226,742	$186,780	49.0%	45.4%
Change in reserves	64,518	60,314	14.0%	14.7%
Net incurred loss and LAE	$291,260	$247,094	63.0%	60.1%

Int'l Insurance:
Loss and LAE payments	$106,087	$98,734	45.0%	50.0%
Change in reserves	27,432	2,502	11.7%	1.3%
Net incurred loss and LAE	$133,519	$101,236	56.7%	51.3%

GlobalRe:
Loss and LAE payments	$63,829	$58,148	53.9%	46.7%
Change in reserves	4,347	12,239	3.7%	9.8%
Net incurred loss and LAE	$68,176	$70,387	57.6%	56.5%

Total
Loss and LAE payments	$396,658	$343,662	48.6%	47.0%
Change in reserves	96,297	75,055	11.8%	10.2%
Net incurred loss and LAE	$492,955	$418,717	60.4%	57.2%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	September 30,	September 30,	September 30,	September 30,
Favorable / (Unfavorable) Development	2016	2015	2016	2015
US Insurance	$1,768	$21,295	0.2%	2.9%
Int'l Insurance	5,359	8,404	0.7%	1.1%
GlobalRe	4,517	4,270	0.6%	0.6%
Total	$11,644	$33,969	1.5%	4.6%

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

	As of September 30, 2016
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$58,332	$53,462	$111,794
Property Casualty	188,495	584,581	773,076
Professional Liability	29,482	63,105	92,587
Total US Insurance	$276,309	$701,148	$977,457
Int'l Insurance:
Marine	$175,133	$42,824	$217,957
Property Casualty	58,360	20,414	78,774
Professional Liability	27,635	65,947	93,582
Total Int'l Insurance	$261,128	$129,185	$390,313

GlobalRe	$47,448	$64,992	$112,440

Total Net Loss Reserves	$584,885	$895,325	$1,480,210

	As of December 31, 2015
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$68,677	$55,408	$124,085
Property Casualty	170,988	514,777	685,765
Professional Liability	42,546	60,528	103,074
Total US Insurance	$282,211	$630,713	$912,924
Int'l Insurance:
Marine	$167,157	$61,409	$228,566
Property Casualty	40,313	19,735	60,048
Professional Liability	19,583	63,229	82,812
Total Int'l Insurance	$227,053	$144,373	$371,426

GlobalRe	$32,160	$76,616	$108,776

Total Net Loss Reserves	$541,424	$851,702	$1,393,126

News Release

November 3, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

As of September 30, 2016, the average quality of the investment portfolio as rated by S&P and Moody’s was AA-/Aa3 with an average duration of 3.9 years. Our Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

The following table sets forth our investments as of September 30, 2016:

	As of September 30, 2016
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$262,030	$3,691	$(3,981)	$262,320
States, municipalities and political subdivisions	580,324	29,288	(769)	551,805
Mortgage-backed and asset-backed securities:
Agency mortgage-backed securities	526,069	11,778	(105)	514,396
Residential mortgage obligations	27,055	455	(97)	26,697
Asset-backed securities	288,636	1,503	(458)	287,591
Commercial mortgage-backed securities	165,405	6,392	(423)	159,436
Subtotal	$1,007,165	$20,128	$(1,083)	$988,120
Corporate bonds	810,898	23,447	(1,354)	788,805
Total fixed maturities	$2,660,417	$76,554	$(7,187)	$2,591,050
Equity securities	342,677	38,538	(1,767)	305,906
Other invested assets	2,021	—	—	2,021
Short-term investments	134,273	—	—	134,273
Total investments	$3,139,388	$115,092	$(8,954)	$3,033,250